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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



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                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



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        Date of report (Date of earliest event reported) July 19, 2000




                       BPI PACKAGING TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)




    Delaware                   1-10648                     04-2997486
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(State or other          (Commission File Number)       (I.R.S. Employer
jurisdiction of                                         Identification No.)
incorporation or
organization)




455 Somerset Avenue
North Dighton, Massachusetts                              02764
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(Address of principal executive offices)                (Zip Code)




                                (508) 824-8636
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             (Registrant's telephone number, including area code)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            See Exhibit Index attached.

























































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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BPI PACKAGING TECHNOLOGIES, INC.
Date: July 19, 2000


                                     By:   /s/   Ivan J. Hughes
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                                           Ivan J. Hughes
                                           Chairman of the
                                           Board of Directors






















































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                                 EXHIBIT INDEX


EXHIBIT
NUMBER            DOCUMENT
--------          --------

99.1 Press Release of BPI Packaging Technologies, Inc., dated July 19, 2000.